UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2025

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 4, 2025, Strategy Inc (the “Company”) consolidated its existing at-the-market offering programs to enable greater efficiency with respect to (i) the administration of its existing at-the-market offerings and (ii) any potential future launch of other at-the-market offerings as a whole. As part of this consolidation, on November 4, 2025, the Company entered into an Omnibus Sales Agreement (the “Omnibus Sales Agreement”) with TD Securities (USA) LLC, Barclays Capital Inc., The Benchmark Company, LLC, BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Clear Street LLC, Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Maxim Group LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC and TCBI Securities, Inc., doing business as Texas Capital Securities, as sales agents (each an “Agent” and collectively, the “Agents”), pursuant to which the Company may issue and sell the following shares from time to time through the Agents (the “Offering”):

(i)	10.00% series A perpetual strife preferred stock, $0.001 par value per share (“STRF Stock”);

(ii)	variable rate series A perpetual stretch preferred stock, $0.001 par value per share (“STRC Stock”);

(iii)	8.00% series A perpetual strike preferred stock, $0.001 par value per share (“STRK Stock”);

(iv)	10.00% series A perpetual stride preferred stock, $0.001 par value per share (“STRD Stock”);

(v)	class A common stock, $0.001 par value per share (“Common Stock”); and

(vi)	preferred stock, $0.001 par value per share, of any additional series of preferred stock as may be designated by the Company from time to time in the future (“Future Designated Preferred Stock”).

The shares of STRF Stock, STRC Stock, STRK Stock, STRD Stock, Common Stock and Future Designated Preferred Stock that the Company may from time to time issue and sell pursuant to the Omnibus Sales Agreement are collectively referred to herein as the “Shares.”

The Omnibus Sales Agreement amends, restates and replaces in full each of the following sales agreements (collectively, the “Prior Sales Agreements”):

(i)

the Sales Agreement, between the Company and certain of the Agents, dated as of May 22, 2025, as amended by the First Amendment to Sales Agreement, between the Company and certain of the Agents, dated as of July 7, 2025, relating to the offering of up to $2.1 billion of shares of STRF Stock;

(ii)	the Sales Agreement, between the Company and certain of the Agents, dated as of July 31, 2025, relating to the offering of up to $4.2 billion of shares of STRC Stock;

(iii)	the Sales Agreement, between the Company and certain of the Agents, dated as of March 10, 2025, relating to the offering of up to $21.0 billion of shares of STRK Stock;

(iv)	the Sales Agreement, between the Company and certain of the Agents, dated as of July 7, 2025, relating to the offering of up to $4.2 billion of shares of STRD Stock; and

(v)	the Sales Agreement, between the Company and certain of the Agents, dated as of May 1, 2025, relating to the offering of up to $21.0 billion of shares of Common Stock.

In addition, and also as part of the consolidation, on November 4, 2025, the Company filed a base prospectus supplement (the “Base Prospectus Supplement”) with the Securities and Exchange Commission (“SEC”) under its existing automatic shelf registration statement that became effective on January 27, 2025 (File No. 333-284510) (the “Registration Statement”), and the base prospectus contained therein, along with additional prospectus supplements constituting annexes to the Base Prospectus Supplement (the “Prospectus Supplement Annexes”) relating to the offering of the following Shares (collectively, the “Currently Offered Shares”):

(i)	shares of STRF Stock having an aggregate offering amount of up to $1,659,967,526.88;

(ii)	shares of STRC Stock having an aggregate offering amount of up to $4,200,000,000.00;

(iii)	shares of STRK Stock having an aggregate offering amount of up to $20,340,632,356.64,

(iv)	shares of STRD Stock having an aggregate offering amount of up to $4,133,799,112.67; and

(v)	shares of Common Stock having an aggregate offering amount of up to $15,854,365,265.54.

The respective aggregate offering amounts of the Currently Offered Shares are equal to the amounts that remained unsold under each of the Company’s previously existing at-the-market offerings as of their termination in connection with the consolidation. Each Prospectus Supplement Annex describes the specific terms of the applicable individual at-the-market offering of shares to which it relates, and in the case of the Prospectus Supplement Annexes related to shares of preferred stock, also describes the specific terms of the applicable preferred stock. The Base Prospectus Supplement describes the terms applicable to the Company’s at-the-market offerings of Shares more generally.

Upon delivery of a placement notice for a particular class or series of Shares, and subject to the terms and conditions of the Omnibus Sales Agreement, the Agents may sell such Shares by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, or any other method permitted by law, which may include negotiated transactions or block trades. The Company may sell the Shares through the Agents in amounts and at times to be determined by the Company from time to time subject to the terms and conditions of the Omnibus Sales Agreement, but neither it nor the Agents have any obligation to sell any of the Shares in the Offering. No assurance can be given that the Company will sell any Shares under the Omnibus Sales Agreement, or, if it does, as to the price, amount or class or series of Shares that it sells or the dates when such sales will take place. The Company will only sell Shares through one Agent with respect to a given class or series of Shares on any single day, subject to a limited exception applicable to block sale transactions conducted after market close. Sales pursuant to the Omnibus Sales Agreement may be made through an affiliate of an Agent.

The Company or the Agents may suspend or terminate any offering of Shares in the Offering upon notice to the other parties and subject to other conditions. Each Agent will act as sales agent on a commercially reasonable efforts basis consistent with its normal trading and sales practices.

The Company has agreed to pay the Agents’ commissions for their respective services in acting as agents in the sale of the Shares in the amount of up to 2.0% of the aggregate gross proceeds it receives from each sale of Shares pursuant to the Omnibus Sales Agreement. The Company has also agreed to provide the Agents with customary indemnification and contribution rights.

A copy of the Omnibus Sales Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Omnibus Sales Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued a legal opinion relating to the shares of STRF Stock, STRC Stock, STRD Stock and Common Stock constituting Currently Offered Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

Latham & Watkins LLP, counsel to the Company, has issued a legal opinion relating to shares of STRK Stock constituting Currently Offered Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.2 hereto.

The Currently Offered Shares are registered pursuant to the Registration Statement and the base prospectus contained therein, and offerings for the Currently Offered Shares will be made only by means of the Base Prospectus Supplement and the applicable Prospectus Supplement Annex. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K related to the Omnibus Sales Agreement (as defined therein) is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K related to the Prior Sales Agreements (as defined therein) is incorporated herein by reference.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits attached hereto about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the Offering and the offering of the Currently Offered Shares pursuant thereto.

The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to any sales that may be made pursuant to the Offering and the offering of the Currently Offered Shares pursuant thereto, if any, market conditions and the other factors discussed under the headers “Risk Factors Related to the ATM Offering Programs” in the Base Prospectus Supplement, “Risk Factors” in each of the Prospectus Supplement Annexes, “Risk Factor Updates” in the Current Report on Form 8-K filed by the Company with the SEC on October 6, 2025, and “Risk Factors” in the Quarterly Report on Form 10-Q filed with the SEC on November 3, 2025 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K and the exhibits attached hereto speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Omnibus Sales Agreement, dated as of November 4, 2025, by and among the Company and TD Securities (USA) LLC, Barclays Capital Inc., The Benchmark Company, LLC, BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Clear Street LLC, Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Maxim Group LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC and TCBI Securities, Inc., doing business as Texas Capital Securities

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

5.2	Opinion of Latham & Watkins LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2025	Strategy Inc (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Executive Vice President & General Counsel